SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS

In November 2019, we paid a distribution of $0.4042 per common unit in respect of the quarter ended September 30, 2019, to unitholders of record as of November 8, 2019 amounting to $28.6 million in the aggregate. We also paid a cash distribution of $0.546875 per Series A Preferred Unit in respect of the period from August 15, 2019 through November 14, 2019 to unitholders of record as of November 8, 2019, amounting to $3.0 million in the aggregate.

In November 2019, we borrowed $15.0 million from Golar. The loan is unsecured, repayable in full on December 31, 2019, and bears interest at LIBOR plus 5.0%.